UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2013

FOREST OIL CORPORATION (Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 7, 2013, the shareholders of Forest Oil Corporation ("Forest") approved amendments to Forest’s 2007 Stock Incentive Plan (the "2007 Plan") to (i) increase the annual individual award limits under the Plan, (ii) make an additional 800,000 shares available for issuance under the 2007 Plan, and (iii) amend to the definition of "corporate change" under the 2007 Plan.
The foregoing is not a complete description of all of the terms and provisions of the amendments to the 2007 Plan approved by the shareholders (collectively, the "Amendment"), and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 7, 2013, Forest's Board of Directors approved Amendment No. 6 to Forest's Bylaws, as restated on February 14, 2001 (the “Bylaws”). The amendment allows the directors to consent to actions by electronic means, which is already permitted under New York law.
The foregoing does not purport to be a complete description of the provisions of Amendment No. 5 to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. Forest intends to file a complete copy of its Bylaws, as amended by all amendments to date, including Amendment No. 5, as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2013.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 7, 2013, Forest held its 2013 annual meeting of shareholders (the "Annual Meeting"). At the Annual Meeting, the shareholders of Forest voted on the following proposals:

•	Proposal No. 1 - Election Loren K. Carroll, Richard J. Carty, and Raymond I. Wilcox as Class I directors;

•	Proposal No. 2 - Advisory vote on executive compensation;

•	Proposal No. 3 - Approval of an additional 750,000 shares for issuance under the Forest Oil Corporation 1999 Employee Stock Purchase Plan;

•	Proposal No. 4 - Approval of an amendment to increase the annual individual award limits under the 2007 Plan;

•	Proposal No. 5 - Approval of an amendment to make an additional 800,000 shares available for issuance under the 2007 Plan;

•	Proposal No. 6 - Approval of an amendment to the definition of "corporate change" under the 2007 Plan; and

•	Proposal No. 7 - Ratification of the appointment of Ernst & Young LLP as Forest's independent registered public accounting firm for the year ending December 31, 2013.

On the record date for the Annual Meeting, there were 119,323,668 shares issued, outstanding and entitled to vote. Shareholders holding 101,784,857 shares were present at the meeting, in person or represented by proxy. The results of the voting at the Annual Meeting were as follows:

PROPOSAL NO. 1 - ELECTION OF MESSRS. CARROLL, CARTY, AND WILCOX CLASS I DIRECTORS

Director	Votes For	Votes Withheld	Broker Non-Votes

Loren K. Carroll	70,966,513	5,386,584	25,431,760

Richard J. Carty	75,033,587	1,319,510	25,431,760

Raymond I. Wilcox	70,960,420	5,392,677	25,431,760

PROPOSAL NO 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Votes For	Votes Against	Abstentions	Broker Non-Votes

54,996,729	21,182,478	173,890	25,431,760

PROPOSAL NO. 3 - APPROVAL OF AN ADDITIONAL 750,000 SHARES FOR ISSUANCE UNDER THE FOREST OIL CORPORATION EMPLOYEE STOCK PURCHASE PLAN

Votes For	Votes Against	Abstentions	Broker Non-Votes

75,470,526	757,210	125,361	25,431,760

PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT TO INCREASE THE ANNUAL INDIVIDUAL AWARD LIMITS UNDER THE 2007 PLAN

Votes For	Votes Against	Abstentions	Broker Non-Votes

73,035,138	3,245,068	72,891	25,431,760

PROPOSAL NO. 5 - APPROVAL OF AN AMENDMENT TO MAKE AN ADDITIONAL 800,000 SHARES AVAILABLE FOR ISSUANCE UNDER THE 2007 PLAN

Votes For	Votes Against	Abstentions	Broker Non-Votes

72,397,097	3,898,148	57,852	25,431,760

PROPOSAL NO. 6 - APPROVAL OF AN AMENDMENT TO THE DEFINITION OF CORPORATE CHANGE UNDER THE 2007 PLAN

Votes For	Votes Against	Abstentions	Broker Non-Votes

73,387,484	2,830,781	134,832	25,431,760

PROPOSAL NO. 7 - RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS FOREST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes

101,045,934	598,127	140,796	0

Each of the directors under Proposal No. 1 was elected by a majority of the votes cast. Each of the other proposals also was approved by a majority of the votes cast. Abstentions and broker non-votes were counted for purposes of determining if a quorum was present, but were not treated as votes cast for purposes of calculating the vote on each of the proposals.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 6, dated May 7, 2013, to the Bylaws of Forest Oil Corporation Restated on February 14, 2001.

10.1	Amendment No. 5 to Forest Oil Corporation 2007 Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)

May 7, 2013	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 6, dated May 7, 2013, to the Bylaws of Forest Oil Corporation Restated on February 14, 2001.

10.1	Amendment No. 5 to Forest Oil Corporation 2007 Stock Incentive Plan.

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